UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2007

                               EVANS SYSTEMS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           TEXAS                       000-21956                  74-1613155
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(State or other jurisdiction of (Commission File Number)     (IRS Employee
 incorporation or organization)                              Identification No.)

      1 Town Square Boulevard, Suite 347, Asheville, North Carolina, 28803
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (828) 681-8805



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective June 1, 2007, the registrant entered into a Development, Maintenance & Royalty Agreement with Humware Media Corporation located in Denver, Colorado.

The Agreement is for five (5) years and has the following components:

o Humware agrees to develop the digital signage network to support the Child Watch Network " ;

o    Humware agrees to maintain and host the Child Watch Network on its servers;

o    Humware agrees to develop and maintain the Child Watch Network web site;

o Evans Systems Inc. agrees to pay Humware $300,000 for the development of the network and $60,000 per month with an annual 10% increase for the maintenance of the network. ;

The complete Agreement is attached as an exhibit.

SECTION 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Exhibit No.         Description
-----------         -----------

10.1                Development, Maintenance & Royalty Agreement

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Evans Systems, Inc

Dated:  June 12, 2007                       By:  /s/  FRANK MOODY
                                               --------------------------------
                                                      FRANK MOODY
                                                      Chief Executive Officer